SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     June 6, 2000
                                                     --------------------

                               The CIT Group, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                         1-1861                     13-2994534
--------------------------------------------------------------------------------
 (State or other                  (Commission                (IRS Employer
 jurisdiction of                  File Number)               Identification No.)
 incorporation)

                           1211 Avenue of the Americas
                            New York, New York 10036
--------------------------------------------------------------------------------

Registrant's telephone number, including area code    (212) 536-1390
                                                      --------------

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events.
        ------------

      See the attached press release, which are incorporated herein by reference, regarding the retirement of the Vice Chairman of the Corporation, filed as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits.

            99.1 Press Release, dated June 6, 2000, regarding the retirement of the Vice Chairman of the Corporation.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THE CIT GROUP, INC.

                                          --------------------------------------
                                          (Registrant)

                                          By: /s/ JOSEPH M. LEONE
                                          --------------------------------------
                                          Joseph M. Leone
                                          Executive Vice President and
                                          Chief Financial Officer

Dated:  June 6, 2000